Exhibit 99.1

NOT FOR IMMEDIATE RELEASE

Workhorse Group Provides Update on Review of Operating and Commercialization Plans

Remains on Track to Provide Long Term Strategic Roadmap on Q3 Earnings Call

CINCINNATI, Sept. 22, 2021 -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on providing sustainable and cost-effective drone-integrated electric vehicles to the last-mile delivery sector, today provided an update to its ongoing review of the Company’s business and go-forward operating and commercial plans to transition from an advanced technology start-up to an efficient manufacturing company.

The Company has identified a number of enhancements in the production process and design of the C-1000 to address customer feedback, primarily related to vehicle dynamics to increase the vehicles’ payload capacity. As Workhorse has identified these enhancements and continued its review and redesign of the C-1000, the Company has decided to suspend deliveries of C-1000 vehicles and recall 41 vehicles it has already delivered. As part of these efforts, the new leadership team has determined that additional testing and modifications to existing vehicles are required to certify the C-1000 vehicles under Federal Motor Vehicle Safety Standards (FMVSS).

The Company expects to complete testing in the fourth quarter of 2021. Workhorse intends to provide an update on its operating and commercial plans on its upcoming third quarter 2021 earnings call.

“Our new leadership team is taking decisive and necessary actions as we conduct our comprehensive operational review of the business,” said Workhorse CEO Rick Dauch. “We have identified a number of opportunities to improve our C-1000 series vehicles and are committed to getting these previously delivered vehicles back on the road. Importantly, we remain on track to communicate our new, long-term strategic roadmap to enhance our trucks and operational capabilities on our third quarter earnings call. We continue to be confident in our ability to be a leading manufacturer of last-mile delivery vehicles over the long term.”

The Company has filed a report with the National Highway Traffic Safety Administration (NHTSA) regarding the need for additional testing and vehicle modifications to certify its C-1000 vehicles under FMVSS, and intends to fully coordinate with NHTSA. The Company has not received any customer reports of safety issues related to this matter in any of the C-1000 vehicles previously delivered by Workhorse.

Additional details will be available in the Company’s filing with NHTSA. Accordingly, the Company’s previous statements related to the C-1000’s compliance with NHTSA standards cannot be relied upon and the Company has so notified the Securities and Exchange Commission.

About Workhorse Group Inc.

Workhorse is a technology company focused on providing drone-integrated electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward-Looking Statements

This press release includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “plan,” “ongoing,” “expects,” “intends,” “on track”, “will”, “long term,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our ability to successfully complete the additional testing and implement required modifications to vehicles to achieve FMVSS certification with respect to the C-1000s; the results of our ongoing review of the Company’s business and go-forward operating and commercial plans; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; negative impacts stemming from the continuing COVID-19 pandemic; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; the outcome of any regulatory proceedings; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investor Relations Contact:

Matt Glover and Tom Colton

Gateway Investor Relations

949-574-3860

WKHS@gatewayir.com